Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*
In connection with the Annual Report of Team Health Holdings, Inc. (the “Company”) on Form 10-K (“Form 10-K”) for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof, I, Michael D. Snow, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ MICHAEL D. SNOW
Michael D. Snow
President and Chief Executive Officer
Date: February 10, 2015